UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 5, 2014

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Energy Future Competitive Holdings Company LLC (“EFCH”) is filing the information contained in Item 1.01, Item 2.03 and Item 9.01 in this Current Report on Form 8-K. Energy Future Holdings Corp. (“EFH Corp.”) and Energy Future Intermediate Holding Company LLC (“EFIH”) are furnishing only the information contained in Item 7.01 and Item 9.01 in this Current Report on Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2014, EFH Corp. and the substantial majority of its direct and indirect subsidiaries, including EFCH and Texas Competitive Electric Holdings Company LLC (“TCEH”) but excluding Oncor Electric Delivery Holdings Company LLC and its subsidiaries, (the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Bankruptcy Filing (the “Chapter 11 Cases”), the Debtors will operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

In connection with the Bankruptcy Filing, TCEH received a binding commitment, subject to certain customary conditions, from certain financial institutions for the debtor-in-possession facility described below (the “TCEH DIP Facility”), and filed a motion with the Bankruptcy Court to seek approval of the TCEH DIP Facility on an interim basis, pending a final hearing.

The TCEH DIP Facility is a Senior Secured, Super-Priority Credit Agreement by and among EFCH, TCEH, and the subsidiaries of TCEH that are Debtors in the Chapter 11 Cases (the “TCEH Debtors”), the lenders that are party thereto from time to time and an administrative and collateral agent (the “TCEH DIP Credit Agreement”). The TCEH DIP Facility provides for up to $4.475 billion in financing upon entry of a final order consisting of (i) a senior secured, super-priority revolving credit facility of up to $1.95 billion, (ii) a senior secured, super-priority delayed-draw term loan in the amount of up to $1.1 billion, and (iii) a senior secured, super-priority term loan in the amount of $1.425 billion.

On May 2, 2014, the Bankruptcy Court entered an interim order authorizing the TCEH Debtors to (i) enter into the TCEH DIP Credit Agreement to borrow $2.33 billion in financing consisting of borrowings in an aggregate principal amount of up to (a) $533 million under the Revolving Credit Facility (as defined in the TCEH DIP Credit Agreement), (b) $1.1 billion under the Delayed-Draw Term Facility (as defined in the TCEH DIP Credit Agreement), of which up to $1.1 billion may be used to fund the RCT L/C Collateral Account for RCT Letters of Credit (each as defined in the DIP Credit Agreement), and (c) $700 million under the Term Loan Facility to fund General Letters of Credit (each as defined in the TCEH DIP Credit Agreement), of which up to $700 million may be used to fund the General L/C Collateral Account (as defined in the TCEH DIP Credit Agreement); and (ii) pay certain fees related to the administration of the TCEH DIP Facility. On May 5, 2014, the TCEH Debtors and the other parties thereto entered into the TCEH DIP Credit Agreement, which became effective on that date.

The principal amounts outstanding under the TCEH DIP Facility bear interest based on applicable LIBOR or base rates plus applicable margins as set forth in the TCEH DIP Facility. The TCEH DIP Facility also provides for certain additional fees payable to the agents and lenders, as well as availability fees payable with respect to any unused portions of the available TCEH DIP Facility.

The TCEH DIP Facility will mature on the twenty-fourth month after the closing date of such facility. The maturity date may be extended to the thirtieth month after the closing date of the TCEH DIP Facility subject to the satisfaction of certain conditions, including the payment of a 25 basis points extension fee, a requirement that an acceptable plan of reorganization has been filed on or prior to such extension and the availability of certain metrics of liquidity applicable to the TCEH Debtors.

The TCEH Debtors’ obligations under the TCEH DIP Facility are secured by a lien covering substantially all of the TCEH Debtors’ assets, rights and properties, subject to certain exceptions set forth in the TCEH DIP Facility. The TCEH DIP Facility provides that all obligations thereunder constitute administrative expenses in the Chapter 11 Cases, with administrative priority and senior secured status under Section 364(c) and 364(d) of the Bankruptcy Code and, subject to certain exceptions set forth in the TCEH DIP Facility, have priority over any and all administrative expense claims, unsecured claims and costs and expenses in the Chapter 11 Cases.

The TCEH DIP Facility provides for a carve-out (the “RCT Carve-Out”) related to mining reclamation requirements that TCEH’s Luminant Mining subsidiary has with the Railroad Commission of Texas (the “RCT”), which among other things, oversees lignite mining activity in Texas. The RCT Carve-Out will be used by Luminant Mining to secure up to $1.1 billion of its mining reclamation obligations with the RCT.

The TCEH DIP Facility also permits certain hedging agreements to be secured on a pari-passu basis with the TCEH DIP Facility in the event those hedging agreements meet certain criteria set forth in the TCEH DIP Facility.

The TCEH DIP Facility provides for affirmative and negative covenants applicable to the TCEH Debtors, including affirmative covenants requiring the TCEH Debtors to provide financial information, budgets and other information to the agents under the TCEH DIP Facility, and negative covenants restricting the TCEH Debtors’ ability to incur additional indebtedness, grant liens, dispose of assets, make investments, pay dividends or take certain other actions, in each case except as permitted in the TCEH DIP Facility. The TCEH Debtors’ ability to borrow under the TCEH DIP Facility is subject to the satisfaction of certain customary conditions precedent set forth therein.

The TCEH DIP Facility provides for certain customary events of default, including events of default resulting from non-payment of principal, interest or other amounts when due, material breaches of representations and warranties, material breaches of covenants in the TCEH DIP Facility or ancillary loan documents, cross-defaults under other agreements or instruments and the entry of material judgments against the TCEH Debtors. The TCEH DIP Facility also includes an event of default that may arise from our failure to meet a consolidated super-priority leverage test. Upon the existence of an event of default, the TCEH DIP Facility provides that all principal, interest and other amounts due thereunder will become immediately due and payable, either automatically or at the election of specified lenders.

A copy of the TCEH DIP Credit Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the TCEH DIP Credit Agreement is qualified in its entirety by reference to the TCEH DIP Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the TCEH DIP Credit Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

The information relating to the TCEH DIP Credit Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Senior Secured Superpriority Debtor-in-Possession Credit Agreement dated as of May 5, 2014 among EFCH, as Parent Guarantor, TCEH, as Borrower, the Several Lenders from Time to Time Parties Thereto, Citibank, N.A., as Administrative Agent and Collateral Agent, the Co-Syndication Agents Parties Thereto, the Co-Documentation Agents Parties Thereto and the Joint Lead Arrangers and Joint Bookrunners Parties Thereto

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under Item 1A, “Risk Factors” and the discussion under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K filed by each of EFH Corp., EFIH and EFCH and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	our ability to obtain the approval of the Bankruptcy Court with respect to motions to be filed in the bankruptcy proceedings;

•	the effectiveness of the overall restructuring activities pursuant to the Bankruptcy Filing and any additional strategies we employ to address our liquidity and capital resources;

•	the terms and conditions of any reorganization plan that is ultimately approved by the Bankruptcy Court in the bankruptcy proceedings;

•	the extent to which the Bankruptcy Filing causes customers, suppliers and others with whom we have commercial relationships to lose confidence in us, which may make it more difficult for us to obtain and maintain such commercial relationships on competitive terms;

•	difficulties we may face in retaining and motivating our key employees through the reorganization process, and difficulties we may face in attracting new employees;

•	the significant time and effort required to be spent by our senior management in dealing with the bankruptcy and restructuring activities rather than focusing exclusively on business operations;

•	our ability to remain in compliance with the requirements of the TCEH DIP Facility;

•	our ability to maintain or obtain sufficient financing sources for operations or to fund any reorganization plan and meet future obligations;

•	limitations on our ability to utilize previously incurred federal net operating losses or alternative minimum tax credits;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in the bankruptcy proceedings that may be inconsistent with our plans;

•	the length of time that the Debtors will be debtors-in-possession under the Bankruptcy Code pursuant to the bankruptcy proceedings;

•	the actions and decisions of regulatory authorities relative to any reorganization plan; and

•	restrictions on our operations due to the terms of our debt agreements, including the TCEH DIP Facility, and restrictions imposed by the Bankruptcy Court in the bankruptcy proceeding.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

Date: May 6, 2014